15. RELATED PARTY BALANCES AND TRANSACTIONS (Details 3) - USD ($) $ in Thousands		Jun. 30, 2016	Dec. 31, 2015
Accounts Payable, Related Parties		$ 3,341	$ 2,716
Mr. Chen Lei
Accounts Payable, Related Parties	[1]	$ 3,341	$ 2,716

[1]	During the periods presented, Chen Lei, the senior vice president, has provided to the Company through the CeraVest platform for the purpose of funding CeraVest loans with a six-month term and are secured by the counterpart loans, net. These payables represent two types of investment, CeraVest Fixed and CeraVest Flex, amounting to $3.3 million and $2.7 million, with weighted average interest rate of 8.62% and 8.03% per annum as of June 30, 2016 and December 31, 2015, respectively.